MARCH 8, 2022 Altra 2022 Investor Day Unleashing Altra’s Full Potential as a Premier Industrial Company Exhibit 99.2

SAFE HARBOR STATEMENT Forward-Looking Statements  This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about the Company’s future results, performance, prospects and opportunities. Forward-looking statements include, but may not be limited to, statements regarding (a) the anticipated sale of the JVS business, including its expected benefits and expectations to close the sale of the JVS business in 2022, (b) the Company’s ability to advance its strategy and drive achievement of its performance targets through organic growth, active portfolio management (including disciplined M&A) and margin expansion, (c) the expected benefits and integration of the acquisition of Nook Industries, (d) the Company’s expectations for continued de-leveraging and margin expansion, (e) the Company’s expectations for organic growth, (f) leveraging the Altra Business System to drive organic growth initiatives, (g) the Company’s ability to gain market share and (h) the sustainable competitive advantage the Company intends to develop using its world class business systems and deep application knowledge. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project,” “forecast,” and similar expressions or variations.   Forward-looking statements are based upon information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company’s actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements the Company makes in this presentation include the risks associated with: (i) the effects of intense competition in the markets in which we operate, (ii) the cyclical nature of the markets in which we operate, (iii) the Company’s ability to invest in new technologies and manufacturing techniques and to develop or adapt to changing technology and manufacturing techniques, (iv) political and economic conditions globally, nationally, regionally, and in the markets in which we operate, (v) international operations, including currency risks, (vi) the loss of independent distributors on which we rely, (vii) the accuracy of estimated forecasts of OEM customers, (viii) the scope and duration of the COVID-19 global pandemic and its impact on global economic systems, our employees, sites, operations, customers, and supply chain, including the impact of the pandemic on manufacturing and supply capabilities throughout the world, (ix) disruption of our supply chain including the impact of the global semiconductor chip shortage, (x) the disruption of the Company’s production or commercial activities, (xi) natural disasters, war, civil unrest, terrorism, fire, floods, tornadoes, earthquakes, hurricanes, pandemics, including, but not limited to, the COVID-19 pandemic, the ongoing war in Ukraine or other matters beyond the Company’s control, (xii) fluctuations in the costs of raw materials used in our products, (xiii) work stoppages and other labor issues involving the Company’s facilities or the Company’s customers, (xiv) the Company’s ability to retain key executives, (xv) the Company’s ability to recruit, retain and motivate key sales, marketing or engineering personnel, (xvi) the Company’s ability to obtain or protect intellectual property rights and avoid infringing on the intellectual property rights of others, (xvii) unplanned repairs or equipment outages, (xviii) failure of the Company’s operating equipment or information technology infrastructure, including cyber-attacks or other security breaches, and failure to comply with data privacy laws or regulations, (xix) the Company’s ability to implement and maintain enhancements to its Enterprise Resource Planning (ERP) system, (xx) the Company’s exposure to renewable energy markets, (xxi) the Company’s ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (xxii) the Company’s ability to achieve its business plans, including with respect to an uncertain economic environment, (xxiii) global economic changes and continued volatility and disruption in global financial markets, (xxiv) adverse conditions in the credit and capital markets limiting or preventing the Company’s and its customers’ and suppliers’ ability to borrow or raise capital, (xxv) changes in market conditions that would result in the impairment of goodwill, indefinite lived intangibles or other assets of the Company, (xxvi) any negative effects of the Company’s leverage, which could adversely affect its financial health, (xxvii) the significant operating and financial restrictions imposed by our credit agreement, (xxviii) the Company’s exposure to variable interest rates and foreign currency exchange rates, including risks related to transitioning from LIBOR to a replacement alternative reference rate and risks related to the use of hedging arrangement to manage interest rate and currency risk, (xxix) changes in accounting rules and standards, audits, compliance with the Sarbanes-Oxley Act, and regulatory investigations, (xxx) changes to trade policies, legislation, treaties, regulations and tariffs both in and outside of the United States, (xxxi) exposure to United Kingdom political developments, including the effect of its withdrawal from the European Union, and the uncertainty surrounding the effect of Brexit and related negative developments in the European Union and elsewhere, (xxxii) defects, quality issues, inadequate disclosure or misuse with respect to our products and capabilities and related potential product liability claims, (xxxiii) the outcome of litigation to which the Company is a party from time to time, (xxxiv) changes in labor or employment laws, (xxxv) environmental laws and regulations and the Company’s failure to comply with such laws, (xxxvi) tax laws and regulations in various jurisdictions to which the Company is subject and the inability to successfully defend claims from taxing authorities related to the Company’s current or acquired businesses, (xxxvii) changes in the Company’s tax rates or exposure to additional income tax liabilities or assessments, as well as audits by tax authorities, (xxxviii) changes in volatility of the Company’s stock price and the risk of litigation following a decline in the price of the Company’s stock, (xxxix) the Company’s ability to successfully execute, manage and integrate key acquisitions and mergers, including the Nook acquisition and the Fortive Transaction, (xl) the risks associated with the Company’s ability to successfully divest or otherwise dispose of businesses that that are deemed not to fit with our strategic plan or are not achieving the desired return on investment, including the JVS business, (xli) the Company’s debt and access to capital, credit ratings, indebtedness, and ability to raise additional capital and operate under the terms of the Company’s debt obligations, (xlii) restrictions relating to the tax free treatment of the Fortive Transaction, and (xliii) other risks factors affecting our industries generally. More information on potential risks and uncertainties is available in our recent filings with the Securities and Exchange Commission (SEC), including our Form 10-K report, Form 10-Q reports, and Form 8-K reports. We disclaim any obligation other than as required by law to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors or for new information, data or methods, future events or other changes. Non-GAAP Measures  The non-GAAP financial measures used in this presentation should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Our industry peers may provide similar supplemental non-GAAP information with respect to one or more of these measures, although they may not use the same or comparable terminology and may not make identical adjustments. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures included in this presentation has been provided in the Appendix.

AGENDA Welcome & Introductions Craig Schuele, Executive VP Marketing & Business Development Company Overview & Strategy: The Next Phase of our Transformative Growth Carl Christenson, Chairman & Chief Executive Officer Altra Business System: A Key Differentiator & Value Driver Al Mason, Vice President Altra Business System Continuously Improving Lean Dave Ebling, President, Kollmorgen & Warner Electric Supply Chain as a Competitive Differentiator Chris Lundy, Vice President Global Supply Chain Outstanding Leaders Creating Outstanding Results Mark Klossner, President Gearing Organic Growth: Leveraging ABS & Technology Leadership to Grow in Markets with Strong Secular Trends Dave Ebling, President, Kollmorgen & Warner Electric Mark Stuebe, President Couplings, Clutches & Brakes (CCB) Scott Benigni, President Thomson Disciplined & Accretive M&A: Refined M&A Framework Delivering Profitable Growth Craig Schuele, Executive Vice President Marketing & Business Development Financial Strategy: Leveraging Financial Strength to Accelerate Growth & Expand Margins Todd Patriacca, Chief Financial Officer Q&A Lunch

The New Altra: Executing our Next Phase of Transformative Growth Carl Christenson, CEO

Establish Altra as a Technology Leader in Power Transmission & Motion Control Solutions – Recognized as a Premier Company Superior top line growth / Margin expansion / Exceptional cash flow / Best-in-class technology CLEAR AMBITION

3 2 1 Strong market position, enhanced growth profile and demonstrated ability to generate cash through the cycle Tremendous progress executing on our strategy to transform Altra to a PTMC market leader Clear priorities to align Altra with emerging growth trends and accelerate profitable growth in the near, mid and long-term Unleashing Altra’s Potential as a Premier Industrial Company KEY MESSAGES FOR THE DAY Aligning with secular trends, executing with discipline & accelerating profitable growth. Positioning Altra For Long-term Success as a Market Compounder Building From a Position of Strength Progress Executing our Transformation

OPERATIONAL LEADERS Carl Christenson Chairman & CEO 38 years experience Todd Patriacca CFO 27 years experience Al Mason VP ABS 33 years experience Glenn Deegan Chief Legal & HR Officer 30 years experience Chris Lundy VP Supply Chain 25 years experience Craig Schuele Exec. VP Mkt & Bus Dev 35 years experience Scott Benigni President Thomson 24 years experience Mark Klossner President Gearing 24 years experience Rishi Bhatnagar President Portescap 40 years experience Dave Ebling President, Kollmorgen & Warner 35 years experience Mark Stuebe President CCB 38 years experience Team that Will Execute our Strategy COLLECTIVE EXPERIENCE FUNCTIONAL LEADERS Refer to At-a-Glance snapshots in the appendix for Operating Company summaries

Supported by a Refreshed & Experienced Board



Carl Christenson
Chairman & CEO
Director since 2007
Chairman since 2014
CEO since 2009



Lyle Ganske
Lead Director
Partner, Jones Day
Director since 2007


NEW

J. Scott Hall
CEO & President, Mueller Water Products
Director since 2020


NEW

Nicole Parent Haughey
Former COO, Mimeo.com
Director since 2020



Dr. Margot Hoffman
President & CEO, The Partnership for Excellence
Director since 2018



Thomas Swidarski
CEO, Telos Alliance
Director since 2014


NEW

La Vonda Williams
CFO, Onegevity Health
Director since 2021



James Woodward, Jr.
Former Sr. VP and CFO Accuride
Director since 2007

NEW **New Board Members** (added last 2 years)

BROAD & RELEVANT EXPERIENCE

Supports Strong Governance and Aligns with Strategy

- Business Leadership & Operations
- Strategy Planning & Implementation
- Product Management & Marketing
- Manufacturing
- Growth Markets and Technology
- Financial, Accounting & Capital Markets
- Mergers and Acquisitions
- Legal/Regulatory
- Leadership Development

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Agenda Altra Today: Leader in Attractive Niche Markets Progress Executing Our Transformation Strategy To Unlock Altra’s Full Potential

$1.9b 2021 SALES ALTRA AT A GLANCE Employees 9,600 27 Industry-Leading Brands Leading Position in Niche Markets 49% 51% Power Transmission Technologies (PTT) Automation & Specialty (A&S) 49 Manufacturing Sites Bauer Gear Motor Boston Gear Stromag Svendborg Brakes Warner Electric Kollmorgen Portescap Thomson JVS Established & enviable brands with an average of 90 years of experience

OUR CORE VALUES OUR MISSION Through collaborative innovation, we unlock the potential of our customers, and each other. TEAMWORK INNOVATION LEADERSHIP CONTINUOUS IMPROVEMENT VALUE

Systematically identifies and eliminates waste Drives top-line growth Develops outstanding leaders The underlying fabric of how we operate and the cornerstone of continuous improvement in all that we do. The Altra Business System

Sustainability at Altra With the Altra Business System as our guide, we leverage our core values to drive sustainable positive impact for all stakeholders. OUR PROGRESS: Established an ESG Task Force Completed Materiality Assessment Crafted Four Pillar Sustainability strategy Formed DE&I Committee Initiating global data collection systems Launching inaugural sustainability report OUR FOUR SUSTAINABILITY PILLARS Delivering solutions through INNOVATION Protecting the ENVIRONMENT Reaching our full potential through TEAMWORK Operating with INTEGRITY

Agenda Altra Today: Leader in Attractive Niche Markets Progress Executing Our Transformation Strategy To Unlock Altra’s Full Potential

Executed A&S Integration Strong cost savings and growing cross-selling achievement Leveraging ABS best practices & talent across operating segments Completed A&S Merger Simplified Our Structure OpCo Presidents: 7  5 4 facility consolidations 2018 Strengthened Balance Sheet Returned leverage to historical target levels Refinanced debt - lowering interest expense & adding flexibility Early Momentum with Portfolio Management Acquired Nook Industries (Dec 2021) Announced agreement to divest JVS to Cummins (Feb 2022) Steady Through-the-Cycle Free Cash Generation Positioned to Unleash Altra’s Potential as a Premier Industrial Company Establishing Altra as Premier Industrial Leader WE HAVE MADE TREMENDOUS PROGRESS ALTRA TODAY

16 Through-the-Cycle Cash Generation Progress De-Levering the Balance Sheet $720M Free Cash Flow Generation Last 4 Years* Achieved post A&S leverage objectives Path to 2.0x in FY22 Record Level Revenue 12% CAGR Net Debt / Adjusted EBITDA* 2.7x Excluding Nook Acquisition (12/31/2021) Protected Margins Non-GAAP Operating Margins* +250 bps While Navigating a Challenging Macro Environment AS A RESULT, WE HAVE DELIVERED STRONG FINANCIALS *2018 reflects acquisition of A&S as of October 1, 2018 * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations.

RESILIENT MARKETS DRIVEN BY STRONG SECULAR TRENDS

FACTORY AUTOMATION & SPECIALTY MACHINERY



14% SALES **8.9%** CAGR[1]

- Global digitization
- Industrial IoT
- Collaborative robotics

MATERIAL HANDLING



9% SALES **7.5%** CAGR[2]

- Advances in warehousing automation
- Localization of e-commerce logistics

AEROSPACE & DEFENSE



5% SALES **4.2%** CAGR[3]

- Continued defense spending
- Anticipated rebound of commercial aero

CONSTRUCTION, AG, TURF & GARDEN



11% SALES **6.1%** CAGR[4]

- Increased infrastructure spending
- Global population growth

MEDICAL



8% SALES **5.2%** CAGR[5]

- Aging population
- Growth of non-invasive and robotic surgeries

RENEWABLE ENERGY



5% SALES **8.4%** CAGR[6]

- Global sustainability movement
- Support for renewable energy

Percent of Altra 2021 Sales Excluding JVS   Forecasted Market CAGR

Market CAGR Sources:
[1] Grand View Research "Industrial Automation And Control Systems Market Size, 2021 - 2028"
[2] Precedence Research "Material Handling Equipment Market to Hit USD 46.38 Bn by 2030"
[3] Fior Markets "Aerospace & Defence Materials Market by Product, 2021 to 2028"
[4] Fortune Business Insights "Construction Equipment Market, 2017-2028"
[4] Market Research Future "Global Agricultural Equipment Market, 2022-2030"
[4] Research and Markets "Global Outdoor Power Equipment Market, 2021-2026"
[5] Precedence Research "Medical Devices Market, 2022-2027"
[6] Allied Market Research "Renewable Energy Market Outlook, 2021-2030"

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We are clear on how we deliver the most value ALTRA’S CORE COMPETENCIES MISSION-CRITICAL COMPONENTS HIGH SHARE WITH STICKY CUSTOMER RELATIONSHIPS RESILIENT MARKETS WITH STRONG SECULAR TRENDS Precise control of motion and power Application-specific designs High-touch technical sales process Engineered to order High cost of failure Safety risk in the event of failure Strong aftermarket Top tier positions in well-defined niches Long-standing relationships Customer reluctancy to switch suppliers Fragmented buyer universe High barriers to entry Strong long-term growth profiles HIGHLY ENGINEERED, APPLICATION-SPECIFIC SOLUTIONS “Altra-like” attributes define our investment strategy

Agenda Altra Today: Leader in Attractive Niche Markets Progress Executing Our Transformation Strategy To Unlock Altra’s Full Potential

$1.9b Premier Industrial Company Unlocking Profitable Growth NEXT 3 TO 5 YEARS TODAY LONG TERM Organic growth Disciplined M&A Margin expansion Strong foundation Through-the-Cycle Compounder Our Path Forward is Clear Photo, originally placed in by Altra Team, can’t find on DAM site Further Aligning with Secular Growth Trends Leverage ABS to drive margin improvement and cash generation Strategically reinvest capital Create superior returns Targeting $3B in revenues by 2027

Actively Manage the Portfolio Maximize Organic Growth 1 2 Ongoing Margin Expansion Focus 3 OUR STRATEGY UNLOCKING PROFITABLE GROWTH World-Class Altra Business System Cash-Generative Operating Model & Disciplined Capital Allocation Embedded Core Values / Engaged Culture / Sustainability in Motion FOUNDATIONAL VALUE DRIVERS

Altra’s Organic Growth Methodology GOAL 3% to 5% Consistent Annual Organic Growth* Highly engineered solutions Mission critical components Sticky customer relationships Resilient markets STRATEGY 1: Leverage Altra’s Differentiation Target Markets with Strong Secular Trends Apply ABS Growth Tools Best Practices & Standardized Processes Across Altra MAXIMIZE ORGANIC GROWTH * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions.

Sustainability Renewable energy Electrification Energy efficient solutions Safety Expanding & Aging Population Medical Food and farming Water/wastewater Infrastructure We are Increasing our Exposure to Secular Trends that will Drive Growth Digitization Factory & warehouse automation IIoT & Smart Factories Robotics

The Industrial World is Rapidly Transforming from Manual Factories to Fully-Connected, Digitized & Smart Processes $894B Global IIOT Market by 20261 1 Source: Mckinsey Global Institute and IoT Analytics A CLOSER LOOK Digitization Across the Industrial Landscape Factories Mines Ports Warehouses DIGITIZATION

A DISCIPLINED APPROACH Historical (Level 0): Focus on providing independent Field Level precision components Altra Today (Level 1, Expanding into Level 2): A&S merger introduced controls & more sophisticated digital solutions to the Altra portfolio Future Opportunity (Solutions Enabler within Level 3): Presents a long-term growth opportunity to “digitally enable” our products to capture / provide data and perform pre-processing analysis Our Long-Term Portfolio Agenda: Positioning Altra to be Key Supplier for the Digitized Industrial World Participating in equipment monitoring & communication technology today while preparing for future advances in IIoT adoption … but staying in our lane. A CLOSER LOOK THE AUTOMATION PYRAMID HISTORICAL ALTRA ALTRA TODAY ALTRA FUTURE OPPORTUNITY Management Planning & Execution Supervisory Control Field ERP MES SCADA, HMI PLCs, Controls Machinery, Sensors, etc. LEVEL 2 Monitoring & supervising LEVEL 1 Sensing & manipulating the production process LEVEL 0 Physical production process LEVEL 3 Manufacturing operation execution LEVEL 4 Business & logistics COMMUNICATIONS COMMUNICATIONS DIGITIZATION

The global population is anticipated to increase by 24% from an estimated 7.87B billion people in 2021 to 9.74 billion in 20501 Macro Implications Aging Population US population over age 65 will double from 2020 to 20402 Demand for Food Expected to increase 59% - 98% by 20503 Compelling Opportunities for Altra PTMC Products Great need for medical equipment (linear) Increased in-home and wearable medical devices (miniature motors) Growth of life sciences equipment market (servo motors) Demand for minimally invasive surgeries (precision motors) Processing and packaging locally sourced foods & organics (gear & servo motors) Expanding need for farm and ag equipment (linear, clutch brakes) General food processing & packaging (all products) Water & Wastewater Water & wastewater treatment industry 7.3% CAGR through 20284 Increased demand for wastewater treatment plants (gearmotors, couplings) Expansion outside the US to global markets experiencing increased urbanization 1 Our World Data 2022 2 Administration for Community Living 3 Harvard Business Review 4 Fortune Business Insights A CLOSER LOOK POPULATION

Global Sustainability Trends Align with Altra Core Competencies Renewables will increase to 49% of global electricity generation by 20501 Altra is a leading supplier of engineered brakes to the global wind turbine industry Hydraulic to Electric Conversion 1 US Energy Information Administration (EIA) 2 Adroit Market Research Presenting opportunities for Altra in a number of niche markets requiring highly engineered PTMC products Electrification of Outdoor Power Equip. Niche Mobile Equipment Electrification Battery Production for Electric Vehicles The Electrification Market is Expected to Experience Double Digit CAGR through 20282 A CLOSER LOOK SUSTAINABILITY

Strategic discipline Valuation discipline Integration discipline 3-Point M&A Value Creation Methodology MARKET ATTRACTIVENESS High High Low Opportunities to invest FIT WITH ALTRA (“ALTRA-LIKE” VALUE CREATION POTENTIAL) Areas to de-emphasize STRATEGY 2: 1 Applying a Disciplined Process to Assess and Optimize the Portfolio 2 Returning to More Active M&A 3 Continue to assess non-core businesses or product lines to de-emphasize or divest ACTIVELY MANAGE THE PORTFOLIO & PURSUE M&A

Recent Portfolio Actions Align with Strategy Further aligns Altra’s portfolio with highly engineered products in motion control and power transmission markets Acquired December 2021 Adds complementary linear products $42 million 2021 sales, strong margins Complete alignment with “Altra-like” criteria Expands presence in strategic markets Cash accretive / Bankable synergies Announced Agreement to Divest February 2022 Transaction valued at $325 million Reduces exposure to HD truck cyclicality Strengthens capital allocation optionality Expected to close by year-end STRATEGY 2: ACTIVELY MANAGE THE PORTFOLIO & PURSUE M&A

Multiple Levers for Through-the-Cycle Margin Expansion Strategic pricing initiatives Plant consolidations, integration & synergy capture PPV and VA/VE Accelerated through ABS +300bps OPERATING MARGIN* GROWTH by FY2024 STRATEGY 3 ONGOING MARGIN EXPANSION * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions.

3 Year Targets 3-5% Annual Core Sales Growth 300 bps Operating Margin* Expansion >100% Free Cash Flow Conversion* HOW WE WILL MEASURE SUCCESS potential upside from disciplined & active M&A * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions.

Experienced leadership with demonstrated success improving targeted metrics and managing the business through challenging market environments Resilient cash generative business model supports capital allocation priorities – maintaining healthy balance sheet, investing in growth (organic and M&A), and returning capital to shareholders Strong and defensible competitive moat – mission-critical solutions with sticky customer relationships Maximizing growth by focusing portfolio and investments on macro trends aligned with core competencies and continuing disciplined approach to organic growth and M&A Clear path to further value capture and margin expansion leveraging one unified Altra Business System (Leadership, Growth, Lean) IN SUMMARY POSITIONING ALTRA TO BE A THROUGH-THE-CYCLE COMPOUNDER Compelling Investment Thesis 32

Altra Business System Al Mason, Vice President Altra Business System Dave Ebling, President Kollmorgen and Warner Electric Chris Lundy, Vice President Global Supply Chain Mark Klossner, President, Gearing A KEY DIFFERENTIATOR & VALUE DRIVER

Agenda ABS: Foundational Value Driver ABS in Motion Continuously Improving Lean Supply Chain as Competitive Differentiator Outstanding Leaders Drive Outstanding Results

A Source of Sustainable Competitive Advantage Foundational Principles Built on principles of Toyota Production System PDCA-based Problem Solving as a core capability Deep commitment to Human Development STRENGTHS A&S Disciplined Breakthrough Management Legacy Altra Expertise in applying lean in low volume high mix environments ALTRA BUSINESS SYSTEM Focus on getting the fundamentals right Developing proactive leadership at the gemba World-class toolkit for aggressively driving organic growth Strong supply chain processes Exceptional talent management Design Leveraging best-in-breed practices across the organization.

Altra Business System – Fundamental Thinking This Thinking Applies to Every Function & All Aspects of How We Do Business Secure long-term growth & prosperity for our customers, associates, planet & community, and shareholders GOAL RELENTLESSLY IMPROVING THE FLOW OF VALUE TO OUR CUSTOMERS Design ABS Methodology PURSUE Perfection DRIVE Performance EMBED Problem Solving DEVELOP People DESIGN Processes

By continuously improving, we leverage ABS as a source of sustainable competitive advantage. 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Model Value Stream Team Leader Development Program Senior Leader Development Program Growth Tools Technology Integration M&A Model Employee Engagement/Talent Management Lean Manufacturing  Supplier Management THE EVOLUTION OF ABS Process Development Human Development Design Like 114 Continuously Learning, Evolving, & Expanding

ABS DRIVES VALUE – ACROSS ALL STAKEHOLDERS

Customers

- VOC fuels innovative solutions
- Shortest lead time, highest quality, best value

13% CAGR

VOC Driven Technology Development at Portescap (Ultra EC Coil Technology Sales)

Associates

- Creates fulfilling work environment & opportunities for growth
- Develops outstanding leaders

~20%

Team Leader Development Program Graduates Promoted

Planet & Community

- Helps eliminate waste, minimizes environmental impact
- Connects Associates to their local communities and a broader sense of purpose

18%

DECREASE IN WATER CONSUMPTION

Stromag Facility, France 2021 vs 2017

Shareholders

TOPLINE GROWTH

+12%

REVENUE CAGR 2018 to 2021

BOTTOM LINE SAVINGS

+250

Bps MARGIN EXPANSION 2018 to 2021**

CONSISTENT RETURNS

13%

Non-GAAP EPS Growth 2018 to 2021**

**2018 reflects acquisition of A&S as of October 1, 2018

*Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations.

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Agenda ABS: Foundational Value Driver ABS in Motion Continuously Improving Lean Supply Chain as Competitive Differentiator Outstanding Leaders Drive Outstanding Results

1 Traditional Lean Strong track record of driving value 2 Digitizing Lean Transformative operational improvement and value capture opportunity 3 Monetizing Digitalization Revenue growth opportunity through technical and commercial collaboration ALTRA’S LEAN JOURNEY Continuously Improving our Approach to Lean to Optimize Value Capture

Traditional ABS Lean: Track Record of Driving Value 41 Relentless focus on fundamentals Most efficient flow of material Standardized work consistently meets optimal pace Respected team organized, empowered, and equipped for high performance Significant material cost reductions CASE STUDY: Columbia City’s Lean Journey Driving impactful results (2014 to 2021) 4.0% revenue CAGR 710 bps OP* improvement 8.8 turns Working Capital improvement TRADITIONAL ABS LEAN 2014 Investor Day Design Like 114 TRACK RECORD OF DRIVING VALUE *See appendix for non-GAAP Operating Income definition and reconciliation.

Accelerating Altra’s Path to Digitizing Lean Manufacturing Digitizing Lean: Unlocking Additional Value with Problem Prevention, Faster Problem Solving and Deeper Analysis THE OPPORTUNITY Digitizing the manufacturing process can accelerate additional value creation from lean practices —for Altra, our customers and manufacturers everywhere Minority shareholder Customer / user Technical partner Go-to-market partner Altra Partnership Fast implementing smart factory system capable of handling enterprise complexity at scale

More operations leveraging more functionality within more value streams to achieve higher performance and unlock greater value Commercialize Solutions Together Deploy more broadly & deeply across Altra Kollmorgen / MTEK collaborative go-to- market strategy will drive hardware and software revenue in rapidly growing Smart Factory segment Initial Altra MBrain Roll Out operations using MBrain today 4 In 2022 Target +5 Monetize Smart Factory Capabilities WINNING STRATEGY ALTRA AS CUSTOMER & TECHNOLOGY USER ALTRA AS GTM PARTNER

Agenda ABS: Foundational Value Driver ABS in Motion Continuously Improving Lean Supply Chain as Competitive Differentiator Outstanding Leaders Drive Outstanding Results

Building a Premier Corporate Supply Chain to Support Profitable Growth Supported by a Scalable Foundation Increasing spend visibility & accountability Accelerating cost reductions Developing processes & systems to support long term strategy Established a Strategic Framework Delivering Results Best in Class Tools Spend Analytics / Preferred Suppliers / VAVE & Sourcing Workshops / Supplier Quality Toolbox / Supplier Risk Mgt. / eProcurement & Auction Tools / Scorecards COST COMMUNICATION COVERAGE COMPLIANCE Corporate Supply Chain Team Centers of Excellence

Nimble & Effective Response to Challenging Supply Chain Environment TARGETED RESULTS Protect margins Maintain product availability Sustain competitive advantage ALTRA’S RESPONSE Commodity Inflation Monitoring trends & challenging supplier price increases Prepare for negotiations as markets correct Labor & Material Shortages Teams actively engaged with suppliers to improve material flow Consider multi-sourcing in key categories Product redesign efforts underway to create supply flexibility of material constraints Logistics Regular performance reviews & planning ahead Leveraging preferred agreements & routing guides

48 Supply Chain Digitization Build a long-term technology roadmap Leverage systems to do more & move faster Apply ‘Flywheel’ Philosophy: Push to Great Internal & external benchmarking Assess and implement world-class practices Leveraging a Continuous Process Improvement Mindset Culture of discipline Build on our foundation Balance supply chain resilience with cost CLEAR PRIORITIES: Next 3 to 5 Years Continuously innovating to enhance organizational supply chain capabilities TARGETED OUTCOMES QUALITY: Reduce SPPM DELIVERY: Improve Supplier OTD COST: Expand Operating Margin Innovation

Agenda ABS: Foundational Value Driver ABS in Motion Continuously Improving Lean Supply Chain as Competitive Differentiator Outstanding Leaders Drive Outstanding Results

Outstanding Leaders Creating Outstanding Results Application Expertise Innovative Solutions Differentiated Value Unlocking Profitable Growth 1 Maximize Organic Growth 2 Actively Manage our Portfolio 3 Margin Expansion Focus Embedded core values Aligned, capable and engaged teams Robust talent management processes Creates Outstanding Leaders

51 Even more important with today’s challenging market dynamics Increased demand for expertise / Talent shortages / Shrinking skilled labor pool / Wage pressure Managing, nurturing and attracting exceptional talent is a foundational pillar of ABS and a critical element to advancing our strategic growth priorities. TALENT IN MOTION Outstanding Leaders Creating Outstanding Results 1 Assess, Plan, Align, Empower 2 Engage, Develop, Reward, Retain TALENT IN MOTION

52 Targeted development plans aligning strategic need and talent interests A CLOSER LOOK Assess, Plan, Align, Empower ASSESS TALENT LANDSCAPE External talent pipeline aligned with skills and timing to support strategy PULL DEMAND FOR TALENT Identify Skills and Knowledge Required to Achieve 3-5 Year Plan DEVELOP INTERNALLY ACQUIRE NEW TALENT PLAN ALIGN EMPOWER Communicate strategy and create talent management plans Develop challenging goals and objectives to engage and align Policy Deployment translates strategy into action Clear direction empowers leaders and team members

Engaged Teams Creating Competitive Advantage Application Expertise Innovative Solutions Differentiated Value 100 bps improvement in Altra engagement over 2 years 200 bps YoY improvement in Altra growth and development in 2021 115 bps YoY improvement in Gearing OpCo retention in 2021 Confidentially solicit employee feedback across 3 main criteria and 35 parameters Multiple cuts at benchmarking Versus prior year results Across OpCos, businesses and functions Versus industry norms CLEARLY IDENTIFIES OPPORTUNITIES FOR IMPROVEMENT AT A GRANULAR LEVEL Annual Engagement Survey • VOICE OF CUSTOMER DRIVES PROCESS • EFFECTIVE AND EFFICIENT COMMUNICATION • IMPROVED EXPERIENCE ENGAGEMENT PROCESS 53

DEVELOP, REWARD AND RETAIN DEVELOP Continuous Learning Expand Relevant Skills REWARD Aligned Interests Market Competitive Enrichment Through Learning, Recognition, and Rewards Over 200 Associates across Altra have participated in the Team Leader Development program

DEVELOP, REWARD AND RETAIN DEVELOP Continuous Learning Expand Relevant Skills REWARD Aligned Interests Market Competitive 61% increase in revenue per sq ft (last 5 years) 64% Increase in gross profit (last 5 years) Enrichment Through Learning, Recognition, and Rewards Over 200 Associates across Altra have participated in the Team Leader Development program 38% of team leader development participants promoted Boston Gear

56 Talent in Motion is a Strategic Pillar of ABS Robust talent management processes that advance strategy and deliver results Assessing talent requirements and planning for success Deploying clearly defined objectives aligns and empowers our workforce Engaging associates across the organization, providing the tools and opportunity to develop and grow, rewarding success Drives continuous improvement in performance and retention WINNING WITH EXCEPTIONAL PEOPLE Enabling engaged teams to identify opportunities and solve problems faster will unlock Altra’s profitable growth

Leveraging ABS to Maximize Value Capture & Growth Strong track record of value capture via ABS: Demonstrated history of leveraging ABS lean, growth & talent tools to deliver revenue growth and margin expansion Monetizing the digitization of lean: MTEK partnership positions Altra to leverage digitalization in manufacturing to create additional value Leveraging Supply chain excellence as competitive differentiator and profitable growth driver Deploying talent management tools to nurture and attract exceptional people, create an engaged culture, and establish leaders that will execute strategy IN SUMMARY: Altra Business System

Accelerating Altra’s Organic Growth Dave Ebling, President Kollmorgen and Warner Electric Mark Stuebe, President Couplings, Clutches and Brakes Scott Benigni, President Thomson Rishi Bhatnagar, President Portescap and Altra India

Altra’s Growth Methodology in Motion Leverage Altra’s Differentiation Target Markets with Strong Secular Trends Apply ABS Growth Tools OPCO CASE STUDIES: Kollmorgen OPCO CASE STUDIES: CCB, Thomson, Warner Electric, Portescap Highly engineered solutions Mission critical components Sticky customer relationships Resilient markets

Agenda Accelerating Growth with ABS Pursuing Markets with Strong Secular Trends Improving Value with Innovative IIoT Solutions Digital Marketing as a Growth Driver Winning in Medical & Robotics

Yielding Consistent Growth & Value Creation 61 DREAM Generate stronger ideas through deeper customer insights Drive better, faster development of the right products Improve execution to increase and accelerate growth ABS GROWTH METHODOLOGY DEVELOP DELIVER

Yielding Consistent Growth and Value Creation 62 DREAM Generate stronger ideas through deeper customer insights Trends identified and markets segmented in strategic plans Value propositions leveraging our differentiated strengths, identified and tested through VOC Opportunities sized and prioritized into product roadmaps ABS GROWTH METHODOLOGY DEVELOP DELIVER Continuous process execution, assessment, improvement, and training

Identifying Opportunities for Differentiated Value & Sustainable Growth Granular segmentation of a high growth market Differentiated solutions affinity mapped to application segments Solutions value-tested with customers Product roadmap and production localization filled any solution gaps 63 Granular Targeting 5X revenue growth since 2019 to $10M 120% CAGR (2019 – 2021) Broad base of customers in fast growing market RESULTS OUR APPROACH 5X Sales to Electric Vehicle Battery Market DREAM Case Study: Lithium-Ion Battery Production in China

Moving up the Technology Pyramid 64 Industry Leading Integrated High Performance Motion Control Devices Niche Player in Control Layer of Factory Automation Ecosystem Collaboration with MTEK generating new sources of growth Expand Digitized Manufacturing Solutions Moving up the Technology Pyramid Position in MES / Intelligence SMART FACTORY Layer DEVELOP Case Study: Kollmorgen  MTEK Go to Market Strategy MACHINERY & DEVICE LEVEL LEVEL CONTROL HMI, SCADA & MES LEVELS ERP LEVEL ABB, Honeywell, Universal Robotics, Fuji Rockwell Automation, Parker, Siemens Sight Machine, Critical Manufacturing, PTC, Tulip, Dassault, Celoris, Plex SAP, Oracle, Microsoft, UI Path, Monitor, Signavio

Yielding Consistent Growth and Value Creation 65 DREAM Drive better, faster development of the right products Disciplined, metrics-driven tollgate process accelerates new product development, fulfillment launch, and revenue realization Product planning group manages project portfolio priorities and execution Margins managed and expanded through product life cycle process ABS GROWTH METHODOLOGY DEVELOP DELIVER Continuous process execution, assessment, improvement, and training

Leveraging NPD to Accelerate Time to Market and Drive Core Growth

DEVELOP Case Study: Next Generation Frameless Motor (TBM2G)

OUR APPROACH

Identified significant opportunity in high growth markets
- Robotics (Surgical, Collaborative, Healthcare)
- Aerospace and Defense

with unmet needs:
- Performance & torque density
- At enabling price point



Applied Disciplined Process

Competitive Assessment
Confirm Opportunity

Customer Centric Process
Developed with Customers

Lean-inspired Obeya Process
Fast, Prioritized Execution

Design for Manufacture
Scalability & Reduced Costs



Fast launch of TBM2G

RESULTS

Innovative base technology developed and tested quickly

Concurrent production preparation

Prioritized frame size releases
- Shipping at scale inside of 2 years
- $1M sales and $5M orders in year 2
- Available market of $100M

66

Yielding Consistent Growth and Value Creation 67 ABS GROWTH METHODOLOGY DEVELOP DELIVER Improve execution to increase and accelerate growth Demand creation through omni-channel lead generation and nurturing Reach previously untouched prospects to expand opportunity funnel Funnel management for effective and targeted sales execution to increase win rate DREAM Continuous process execution, assessment, improvement, and training

Acquire New Business Through Higher Quality and Quantity of Leads

DELIVER Case Study: Transformative Marketing

OUR APPROACH

- Generate more and higher quality leads
- Effective tools, processes & policies
  - Proactive
  - Digital
  - Incented



Generate more leads of higher quality
Increase conversion rate and speed
Accelerate growth & gain share

IDENTIFY \ Build Market Visibility

- Expand reach to new markets and customers
- 30% YOY growth in account contacts
- 57% growth in raw leads in 3 years

ENGAGE \ Expand Marketing Mix

- Align approach with changes in buying behavior
- Trade shows to digital
- Digital lead mix from 15 to 80% in 3 years

INFLUENCE \ Develop & Execute Campaigns

- Coordinated global omni-channel engagement
- Campaigns from 0 to 14 in 3 years

CONVERT & RETAIN \ Manage Leads

- Aligned marketing & sales outreach
- Investments in lead management
- 54% growth in sales funnel value YoY

RESULTS

New Opportunity Contribution



+49%
Jan
Apr
Jul
Oct
2021

Funnel Contribution



+54%
2020
2021

68

Agenda Accelerating Growth with ABS Pursuing Markets with Strong Secular Trends Improving Value with Innovative IIoT Solutions Digital Marketing as a Growth Driver Winning in Medical & Robotics

22% CAGR 2020 to 2025 GLOBAL INDUSTRIAL IOT MARKET: Expected to reach $895B by 2026 up from $300B in 20201 LEVERAGING ALTRA’S STRENGTHS: Deep application knowledge Engineering expertise Disciplined approach DELIVERING CUSTOMER VALUE: Reduced downtime Improved productivity More value creation 1 Source: Mckinsey Global Institute and IoT Analytics Developing Smart Components LARGE & GROWING MARKET OPPORTUNITY Aligned to Altra Strengths & Value-Add Approach

Digitization of Port Operations Lack of workforce, especially skilled workforce Pressure to increase efficiency Lower carbon footprint Smart Mining Market Predicted to Grow to $26B by 20262 Smart Mining Cost of unplanned downtime Move away from manual labor Growing focus on safety DRIVING FORCES Port of Rotterdam will invest € 1.5 billion in digitalization and energy transition over the next five years1. Investments in Industrial IoT solutions 2020 DRIVING FORCES 2026 20%+ CAGR SEVERAL FORCES DRIVING INDUSTRY DIGITIZATION IN CORE CCB MARKETS 1 Source: Port of Rotterdam Authority Annual Report (2019) 2 Source Research & Markets

OUR SOLUTION: Develop IIoT solutions to actively monitor CCB products in customer applications to enable predictive maintenance Predictive Maintenance Decreases overall required maintenance Decreases downtime THE OPPORTUNITY: Enable more customers to move from Reactive or Preventative Maintenance to Predictive and Proactive Maintenance Data Collection Predictive Maintenance Decreasing downtime Driving value creation Proactive Maintenance Eradicates failure root causes such as wrong/ degraded lubricant, misalignments, unbalance, etc. Source: Chemical Engineering Magazine We Develop Toward Predictive Maintenance CCB IIOT APPROACH Component FMEA Simulations Condition Monitoring Goal: Goal:

LEVERAGING A STANDARD IIOT ARCHITECTURE ACROSS ALTRA BRANDS Leveraging resources across Altra to: Lower hurdle for our businesses to develop smart products Shorten time to market Position OpCos to leverage their own expertise Our IIoT Platform Strategy COMPLETE Develop Standardized Altra IIoT Framework Adoption of IIoT Framework by Other Altra Companies Expand Pilot Products for CCB Brands 2022 2023 TARGET Standardized IIoT Platform Product solutions from Altra Companies Customer Analytics Customer Data

Svendborg SOBO iQ Solutions Cutting edge software & artificial intelligence for the Mining Market More integrated and predictive process Optimizes uptime throughout the value chain Improves efficiencies in applications difficult to access for service (e.g. underground mines and conveyors crossing rough terrain). SOBO iQ Couples advanced controlled braking with remote condition monitoring capabilities in one product Mine Conveyor Drive Station 1x SOBO iQ 8x BSFI 320 brakes 2x SOBO HPUs IIoT Enabled Expected to Generate 15% YOY Growth Fully integrated and IIoT ready Connected to other Altra product brands such as Stieber, Twiflex and Marland. Remote Brake System Monitoring IIOT SMART PRODUCTS

BUCKET WHEEL EXCAVATOR Western Europe Auto shutdown of the excavator prevented a production loss of over $20k IIOT SMART PRODUCTS Remote Monitoring with SOBO iQ SHOVEL EXCAVATOR Western Europe 10 hours of downtime due to a hydraulic leak avoided at a cost of $18k MINE WINDER Eastern Europe Repaired in 1 hour vs. days of troubleshooting at a cost of $10,000 / hour

NOTIFIES Connecting SIMAN safety and diagnostic device with the cloud Altra IIoT Cloud Management Maintenance Operator Highly Differentiated Solution Smart HPU for Hydraulic actuated safety brakes for VLS market—not offered by competitors Facilitates safe operation for vertical lifting applications Optimizes maintenance & operation processes IIOT SMART PRODUCTS Stromag Solutions in the Crane Market ANALYSIS Dash board Email 80% Crane Management System SUPPORTS Sends diagnostic information & warnings to maintenance crew directly via email / Altra IIoT Cloud

Strong momentum today, significantly more opportunity ahead Improving Altra’s Value & Accelerating Organic Growth BUILDS trust and customer loyalty STRENGTHENS competitive differentiation ACCELERATES organic growth EXPANDS margins CCB’S IIoT OPPORTUNITY IIoT SOLUTIONS $20M annual run rate in 3 years Driving more CCB clutch brake & coupling sales Altra-Wide Leveraging IIoT Platform Across Altra Pull-Through

Agenda Accelerating Growth with ABS Pursuing Markets with Strong Secular Trends Improving Value with Innovative IIoT Solutions Digital Marketing as a Growth Driver Winning in Medical & Robotics

Leverage ABS Tools to Create Sustained Advantage OUR AMBITION ABS TOOLS More qualified leads More engineers designing Thomson into their machines More deeply embedded in customer workflows 1 Strategic planning 2 Voice of Customer (VOC) 3 Agile software development TARGETED RESULTS OUR DIGITAL STRATEGY Accelerating Organic Growth Be the market leader in online experience for design engineers with linear motion applications.

Integrating into our Customers’ Workflow and Built for Speed Thomson Web Development Quick iterations with customer feedback/VOC at each cycle to create leading user experiences online Simple sizing and selection w/ e-commerce Advanced tools for optimized and custom designs VOC at Every Cycle Agile software development process Expanded web team Increase use of quick software prototypes to be tested with users Delivering What Design Engineers Want OR Built to be Nimble DIGITAL TRANSFORMATION IN MOTION TRADITIONAL CURRENT

Thomson’s Enhanced Digital Presence is Driving Growth More Leads 81 +375% CAD model downloads for ball screws after launch and iteration of advanced tool >1.5x Qualified Leads PLUS growth in e-commerce and linked telesales Getting Designed-In More DIGITAL TRANSFORMATION IN MOTION

Using Strategic Planning & Digital Transformation to Drive Warner Electric Share Gain in Profitable PTO Clutch Aftermarket 82 $1M+ cumulative sales in first 2 years +115% sales in Year 2 Highly Accretive Gross Margin Position Warner Electric to get direct access to high-value aftermarket for field replacement clutches for Turf & Garden (T&G) equipment Expanding the model beyond Turf & Garden Developed & launched e-commerce site called PTO Direct (Nov 2019) Online sales of service replacement clutches direct to DIY consumers & independent repair shops Majority of Warner T&G service clutches offered for immediate shipment COMPELLING RESULTS ABS-DRIVEN SOLUTION OPPORTUNITY CHALLENGES Grew Warner PTO Direct Sales DIGITAL TRANSFORMATION IN MOTION T&G OEM customers traditionally try to control aftermarket parts business Specialty distributors playing in aftermarket parts distribution Competition selling copies of Warner designs online Warner has no direct-to-consumer channel NEXT

Agenda Accelerating Growth with ABS Pursuing Markets with Strong Secular Trends Improving Value with Innovative IIoT Solutions Digital Marketing as a Growth Driver Winning in Medical & Robotics

ORGANIC GROWTH

FOCUS ON STRONG SECULAR MEDICAL MARKETS



MARKET	Portescap TAM[1]	CAGR[2]
Medication Delivery Systems	$76M	6-7%

Secular Growth Factors	• Growing global diabetic population • Higher number of biologic treatments available • Point-of-Care shift towards mobility & home care
Portescap Competitive Advantage	• Flexibility in design & customization • Complete motor & drive mechanisms • Miniaturization & light weight solutions
New Product Development	Continued emphasis on co-engineered systems leveraging motors, low noise gearboxes, leadscrews, encoders & mechanism solutions




North America Diabetes Devices Market [2]
size, by end-use, 2018 - 2028 (USD Billion)
$8.6B
$9.1B
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Hospitals
Homecare
Diagnostic Centers


Medication Delivery Systems
2016
2021
2026 E.
Med. Delivery Systems
Market Share

Portescap Revenue ($M) & Market Share (%)







[1] Source: Combination of open sources and bottoms-up Portescap segmentation. [2] 10-year industry CAGR, Source: Grand View Research.

84

ORGANIC GROWTH   FOCUS ON STRONG SECULAR MEDICAL MARKETS



MARKET	Portescap TAM[1]	CAGR[2]
Robotic Surgery	$17M	15-17%

Secular Growth Factors
- Increasing prevalence of chronic diseases
- Higher demand for minimally invasive surgeries
- Growing number of complex surgeries
- Increasing demand for automation in healthcare

Portescap Competitive Advantage
- Precision and accuracy
- Benchmarkable in surgical applications
- Reliability & Total Cost of Ownership

New Product Development
Expansion of sterilizable brushless motor and electronic drive products




U.S. Surgical Robots Market[2]
size, by application, 2020 - 2030 (USD Billion)
$1.1B
$1.6B
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030
Orthopedics
Neurology
Urology
Gynecology
Others


Robotic Surgery
2016
2021
2026 E.
Robotic Surgery
Market Share

Portescap Revenue ($M) & Market Share (%)



[1] Source: Combination of open sources and bottoms-up Portescap segmentation. [2] 10-year industry CAGR, Source: Grand View Research

85

ORGANIC GROWTH

FOCUS ON STRONG SECULAR INDUSTRIAL MARKETS



MARKET	Portescap TAM[1]	CAGR[2]
Industrial Robotics	$46M	7-20+%

Secular Growth Factors

- Unmanned application expansion (Air/Ground)
- Generalization of smaller robots/ cobots across markets
- Performances & productivity gains

Portescap Competitive Advantage

- Dedicated complete solutions
- Engineer-to-Engineer (E2E) engagement
- Smaller & lighter

New Product Development

Development of comprehensive flat brushless range





North America Collaborative Robots Market Size[2], by payload capacity, 2014– 2025 (USD Million)


31.2
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Upto 5kg
Upto 10kg
Above 10kg


Industrial Robotics
2016
2021
2026 E.
Indus. Robotic
Market Share

Portescap Revenue ($M) & Market Share (%)

[1] TAM Source: Combination of open sources and bottoms-up Portescap segmentation. [2] 10-year industry CAGR, Source: Grand View Research

86

Driving sustainable and profitable organic growth is a key element of our Premier Company journey Leveraging proven ABS growth toolkit (Dream, Develop and Deliver) – We are positioned to deliver consistent organic growth and value creation across the organization Capitalizing on our growth opportunities in IIoT – We are building upon our existing customer-centric position in IIoT, to create technology-driven growth opportunities, starting with CCB and then expanding across Altra Differentiating through digital marketing – By nimbly integrating information and technical support into our customer’s workflow, where and when they need it, we are creating a sustainable competitive advantage Pursuing markets with strong secular trends – like emerging medical applications and niche robotics, will support GDP+ growth objectives and help to dampen cyclicality IN SUMMARY: ORGANIC GROWTH

A Refined Approach to Delivering Profitable Growth through Disciplined M&A Craig Schuele, EVP Marketing & Business Development

Agenda A Disciplined M&A Framework M&A in Motion: Nook Industries Acquisition

Altra is a Larger, Stronger Company $2.7B Market Cap* Greater scale in PT and MC market Stronger balance sheet Consistently strong cash generation Our Portfolio Objectives have Evolved: The current M&A landscape requires discipline Higher multiples Seller’s market Presents opportunity for disciplined buyers Refined perspective on what makes a business a good acquisition candidate Higher value-creation hurdle rates A Changing Landscape * As of March 4, 2022

91 THEN (2004 to 2018) NOW (2022+) Portfolio Objective Be a PT industry consolidator Expanded universe of targets in the broader PTMC industry with a more defined focus on portfolio alignment Margin Targets Mid-teens fleet average EBITDA* margins Low to Mid 20’s EBITDA* margin thresholds Profile Underperforming businesses Complex carve outs at lower valuations Expand scale and drive multiple expansion High performance components aligned with current platforms Must align with “Altra-like” strategic criteria Well-run, profitable business High degree of bankable synergies Approach Disciplined ALTRA’s NEW M&A APPROACH A&S merger was a catalyst to expand our approach to M&A Consistent Disciplined Approach A&S Merger & Integration 2018- 2021 * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations.

Market Attractiveness High High Low Opportunities to invest Fit with Altra (“Altra-Like”) ALTRA’S PORTFOLIO MANAGEMENT FRAMEWORK 1 Fit with Altra (“Altra-like”) 2 Market Attractiveness Our Guiding Compass for Portfolio Management TWO KEY INPUTS FOR INVESTMENTS

FIT WITH ALTRA Highly engineered, application-specific solutions Mission-critical components Products providing precise control of motion and power sold into broader systems or OEM equipment Products designed for highly specific applications / use-cases High-touch, technical sales process – often co-developed engineer- to-engineer Products often configured or engineered to order Critical to end-product/ system performance/ high cost of failure Safety risk in event of product failure Long-lived assets driving recurring aftermarket sales Top tier positions in well-defined market niches / end-market applications Long-standing sticky customer relationships Customers reluctant to switch or test new suppliers Markets with fragmented buyers and high barriers to entry Long term GDP to GDP+ through cycle demand outlook High share with sticky customer relationships Resilient markets with strong secular trends WHAT MAKES A COMPANY “ALTRA-LIKE”?

Strategic Discipline Build the Funnel Valuation Discipline ABS to Quantify Synergies Integration Discipline ABS to Execute ALTRA’S REFINED 3-POINT M&A VALUE CREATION MODEL Robust M&A practices to support increased activity and greater value capture

Clear processes to build the funnel with attractive & aligned targets that drive value creation 95 Defined M&A priority spaces — continuing to build out pipeline of attractive targets Established OpCos as primary input for lead generation — expanding beyond corporate development Developed and deployed robust screening tools — to support strategic alignment Launched new funnel management tool — improves front-end discipline and secure transparency STRATEGIC DISCIPLINE Strong "Altra-like” fit — highly engineered PTMC components, mission critical, sticky customers, resilient markets Drives value creation — segments where current platforms and/or style of competition enable value creation Supports portfolio objectives — on growth and limiting cyclicality De-Risked — Presents attractive opportunity / execution risk tradeoff KEY ACTIONS

96 Aggressive identification of bankable synergies to support value creation ABS-driven processes to guide valuation & bidding VALUATION DISCIPLINE Applying well-established and disciplined diligence capabilities, experience and checklists Synergy identification process led by OpCo leadership team coupled with “best of” Altra Leveraging ABS tools to build systematized processes around 3 sources of synergies KEY ACTIONS "Value stack" assessment linked to post-close actions Offer tied to value, retains value for our shareholders Delivers cash-on-cash returns above WACC Explicit deal board and due diligence processes WHERE WE ARE FOCUSED

97 ABS-driven execution to maximize value capture INTEGRATION DISCIPLINE Expand successful integration playbook to include accelerated maturation of ABS deployment during 100-day plans and beyond OpCo leadership accountability for synergies, supported by the “best of Altra” Harmonize tracking tools to facilitate post-mortem comparisons across deals KEY ACTIONS ABS well-defined and embedded to enable rapid deployment and performance improvement Repeatable, scalable, and resourced process for integrations Standard tools, scorecards, metrics, reporting/tracking Post-mortem assessments of value, gaps to plan, root causes WHERE WE ARE FOCUSED

Agenda A Disciplined M&A Framework M&A in Motion: Nook Industries Acquisition

99 Attractive Financial Profile $42 million revenue in 2021 EBITDA margins consistent with Altra fleet average before synergies Expected to be cash accretive to earnings in 2022 Strong Strategic Fit Adds complementary linear motion control product offerings to Altra’s portfolio Expands presence in strategic markets like medical, factory automation and defense Nook Industries Acquisition CLOSED DECEMBER 31, 2021

100 Identified Nook as a pure play Altra-like business in the motion control space Focused nurturing began in 2020 (Corp. Dev. and Thomson) Utilized ABS toolbox to help support identification and quantification of synergy opportunities Confidence in aggressive and bankable synergies helped Altra to win in a competitive Seller’s market Integration commenced January 4th Tight fit with Thomson business allows for quick integration Strong momentum with >$1 million of expected run-rate synergies already executed Strategic Discipline Valuation Discipline Integration Discipline Nook Industries Acquisition APPLIED ALTRA’S DISCIPLINED M&A PROCESS

101 Highly engineered, application-specific solutions  Nook products designed to provide precise linear motion with over 75% of sales generated from custom engineered, configured and modified products Over 20 Nook design and application engineers supporting customer specifications Mission-critical components  Serving applications where product failure is not an option Fin actuation in guided missiles, medical pump metering, airplane handling equipment, commuter rail switching systems High share with sticky customer relationships  Nook is a top tier market leader in ball and lead screws. Combined with Thomson, will be a leading US manufacturer of custom engineered linear screw products Long term relationships with blue-chip customers – top 10 average 20 years with Nook Resilient markets with strong secular trends  Over 50% of Nook’s sales are to markets with strong secular trends including medical, defense and factory automation Fragmented customer base - top 20 end customers <30% of 2021 revenues Altra’s Value Creation Methodology DISCIPLINED & ACCRETIVE M&A NOOK Case Study: A pure-play Altra-like business

DISCIPLINED & ACCRETIVE M&A

Altra's Value Creation Methodology

Strong Bankable Synergy Plan*


Adjusted EBITDA
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.8M
$6.1M
2022
2025

- **Targeting** $6.1* million in synergies (14% of acquired revenues) as identified by the Thomson L1 team
- **Balanced** mix of cost reductions, margin improvements and organic growth
- **Deployment** of deal-specific ABS tools will drive bankable value capture

ABS Toolbox
for Nook Synergies

- ✓ Strategic pricing
- ✓ PPV & VAVE
- ✓ Product rationalization
- ✓ Model value stream deployment
- ✓ Digital marketing
- ✓ Organic funnel management
- ✓ New product tollgate

Rigidly supported & managed through Policy Deployment

* Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions.

102

Altra has a proven track record of acquiring and successfully integrating companies in the PTMC space Refining our processes throughout the 3 phases of the M&A cycle will help us to be competitive in today’s market while continuing to add shareholder value We will stay in our lane - maintaining strategic focus and remaining disciplined KEY MESSAGES FOR M&A

Altra Financial Overview Todd Patriacca, CFO Leveraging Financial Strength to Accelerate Growth & Expand Margins

Durable Operating Model Drives Stability & Fuels Strategic Priorities Resilient, cash-generative business model - delivering through a range of challenges Disciplined & proven ability to maintain balance sheet strength — more opportunity to reduce leverage Disciplined capital allocation —protecting balance sheet, accelerating growth, returning cash to shareholders 1 2 3 3-5% Organic Revenue Growth* Continued focus on margin improvement — multiple levers to expand profitability 4 300bps Margin Expansion* Compelling 2024 Targets * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations.

+11.8% DIVERSE & DURABLE BUSINESS MODEL Protected Margins Achieved Record-Level Revenue ($B) $1.9B Delivered Record-Level Adjusted EPS +250 bps $3.22 +12% CAGR $(0.39) * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definition and reconciliations. 2018 results reflect the acquisition of A&S as of October 1, 2018 1

Return to Shareholders –dividends Acquisitions/ Strategic Investments Debt reduction >$720M Free Cash Generated* Last 4 Years Uses of Capital 2018 to 2021 Last 4 Years: Capital Deployment Prioritized Debt Paydown Excludes use of $1.5B stock for A&S transaction; Reflects $130M borrowed in the Nook acquisition Capex SUSTAINABLE CASH GENERATIVE BUSINESS MODEL 1 Reflects investments in working capital * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations for adjusted free cash flow. Supports capital allocation priorities

Target leverage = 2.0x to 3.0x Minimal Near-term Debt Maturities SOLID LIQUIDITY $395M Revolving credit facility $246M Cash & equivalents CLEAR PATH EXPECTED TO 2.0X LEVERAGE IN 2022 Progress De-Levering the Balance Net Debt / Adjusted EBITDA* After-tax proceeds from JVS sale Additional targeted debt paydown of $150m FLEXIBILITY TO PURSUE STRATEGIC M&A AND INVEST IN ORGANIC GROWTH 2 STRENGTHENED BALANCE SHEET 12/31/2021 Nook Acquisition * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations. Provides for continued growth investments

2 LONG TRACK RECORD OF EFFECTIVELY MANAGING LEVERAGE

Consistently returning to target leverage* range through the cycle & following growth investments



2006:
1Q: Hay Hall acquisition
4Q: $135 mm
IPO equity offering
2009:
FINANCIAL CRISIS
Strong cash management through economic downturn
2007:
2Q: TB Wood's acquisition
2Q: $180mm secondary equity offering
2011:
S&P upgraded from B+ to BB-
Bauer acquisition
2012:
Moody's upgraded from B1 to Ba3
2013:
Q4: Svendborg acquisition
2016:
Q4: Stromag acquisition
2018:
Q4: A&S merger
A&S Financing
Moody's Ba3/S&P BB-
2021:
Q4: Nook acquisition
Sept. Moody's upgrade Ba3 to Ba2; S&P upgrade BB- to BB
Refinanced TLB to Pro rata bank syndicate
LEVERAGE TARGET: 2.0X - 3.0X
4.2x 3.0x 2.6x 2.0x 2.5x 1.8x 1.8x 1.7x 1.9x 1.9x 1.8x 2.4x 1.7x 3.9x 3.8x 3.2x 3.0x 2.0x
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022T
Equity-related Events
Credit-related Events
M&A Investments

* Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations.

Note: Reflects Altra standalone historical leverage.

109

Invest in Profitable Growth High-return organic investments Continued dividend growth Return Capital to Shareholders Maintain a Strong Balance Sheet Target leverage* of 2x to 3x (consistent with past practices) Align Altra with Secular Growth Trends via: CONSISTENT & DISCIPLINED CAPITAL ALLOCATION Going Forward Prioritizing debt paydown when outside of target range Disciplined & accretive M&A Evaluating alternative methods for returning capital to shareholders * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations. 3

DIRECTING INVESTMENTS AT GROWTH: New product development targeting secular growth trends Equipment and technology to automate processes and solutions Digital e-commerce marketing solutions INVESTING IN ORGANIC GROWTH Leverage Altra’s Differentiation Apply ABS Growth Tools Target Markets w/ Strong Secular Trends 3 Altra’s Organic Growth Methodology

4 MULTIPLE DRIVERS FOR THROUGH-THE-CYCLE MARGIN EXPANSION

while continuing to invest in growth & people


+300 bps
16.7%
2-3%
Organic Growth & Pricing Initiatives
~1%
Other Cost Reduction Strategies
1-2%
PPV and VA/VE**
(~2%)
Investing in Growth & People
19.7%
FY2021
FY2024
Non-GAAP Operating Income*

POTENTIAL FURTHER UPSIDE

- Further Acceleration Through ABS
- Disciplined Portfolio Management

* Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions and reconciliations.

**Reflects estimated inflation offset

112

POSITIONED TO DELIVER 120 TO 140 BPS IMPROVEMENT BY 2022YE – DESPITE LOWER REVENUE Portfolio Actions Strengthen Altra’s Financial Profile: More profitable growth Less cyclicality $42 to $45 $83 to $120 $2,025 to $2,065 $1,900 $194 $1,831 to $1,871 Projected Operating Margin* Expansion REVENUE BRIDGE ($ MILLIONS) +Nook + Organic Growth (JVS) 2021 2022 Guidance 2022 Altra post JVS sale 2 A CLOSER LOOK AT 2022 MARGIN EXPANSION IN 2022 A Transitional Year of Portfolio Actions 16.7% 17.9% to 18.1% 17.9% * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP reconciliations. 4

300bps OPERATING MARGIN* 3-5% CORE REVENUE GROWTH 3-Year Targets PATH TO PROFITABLE GROWTH >100% FREE CASH FLOW Conversion* * Non-GAAP measure. potential upside from disciplined & active M&A

Executing what’s within our control Deploying organic growth initiatives Being prepared when the time is right ~25% ~75% GROWTH WILL BE ACHIEVED BY: Successful M&A discipline requires: Acquiring companies aligned with strategy Favorable market conditions Willing sellers Prudent balance sheet management Proven processes Acquisitions Organic Growth Guidance $2.025b to 2.065b FORMING THE FOUNDATION TO REACH $3B BY 2027 Disciplined M&A

1Assumes completion of JVS transaction and JVS 2021 revenue of $194m; Assumes no additional acquisitions or divestitures LEGACY PTT Pre-FY2017 CURRENT ALTRA FY2021 FUTURE ALTRA 20241 Illustrative end-market growth rate 1-2% 2-3% 3-5% Revenue $876.7 $1.9B $2.1B Gross margins 31.5% 35.6% 38.0% Adjusted Operating Margin* 11.5% 16.7% 19.7% Leverage* 1.7X 3.0X 2X $400M Revenue increase REPOSITIONING ALTRA with Significantly Stronger Financial Profile EXPECTED HIGHER GROWTH, STRONGER MARGINS AND IMPROVED LEVERAGE * Non-GAAP measure. Refer to Appendix for 2017 and 2021 GAAP to Non-GAAP reconciliations.

Leveraging Financial Strength to Accelerate Growth & Expand Margins Sound financial profile with demonstrated success improving targeted metrics Resilient and sustainable cash-generative business model Proven ability to maintain balance sheet strength throughout the cycle with a track record of effectively managing leverage over time Disciplined capital allocation while supporting investments in growth initiatives Multiple levers to expand margin performance IN SUMMARY Clear path to unlocking Altra’s full potential

Closing Remarks Carl Christenson, CEO

IN SUMMARY Compelling Investment Thesis x2 x2 Doubled the size of the company twice Matured ABS to drive value creation Advanced our product portfolio up the technology curve Demonstrated our ability to generate cash through the cycle Clear path to $3 billion POSITIONING ALTRA TO BE A THROUGH-THE-CYCLE COMPOUNDER Experienced leadership with demonstrated success Resilient cash generative business model supports capital allocation Strong and defensible competitive moat Maximizing growth by focusing portfolio and investments on macro trends Clear path to further value capture and margin expansion 119

Q&A SESSION Virtual audience members can submit questions through the chat feature on the webcast platform.

Appendix OpCo At-a-Glance Overviews Financial Non-GAAP Reconciliations

#1 or #2 Market Position IN MARKETS SERVED CCB AT-A-GLANCE >40% Revenue from Aftermarket 13 Brands Engineered Solutions in Couplings, Clutches and Brakes 39% % Portfolio High Touch or Highly Collaborative DIGITIZATION | INDUSTRIAL IOT OPCO PRESIDENT Mark Stuebe SECULAR TREND DRIVERS MARKETS SERVED

123 GEARING AT-A-GLANCE 53% Portfolio High Touch/ Highly Collaborative 5 Brands 11% Operating Margin* CAGR (Last 5 Years) Engineered Solutions in Gearing Technology MATERIAL HANDLING WASTE WATER AUTOMOTIVE LOCK DAM & BRIDGE METALS FOOD PROCESSING OPCO PRESIDENT Mark Klossner * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions. STRONG MARKET POSITION IN NICHE APPLICATIONS SECULAR TREND DRIVERS Automation and IIoT Food & Water Safety & Regulations E-commerce and Logistics Factory Automation; Material Handling and Food Processing MARKETS SERVED

4.8% KOLLMORGEN AT-A-GLANCE Revenue CAGR (last 5 years) Engineered Solutions for Precision and Autonomous Motion Systems 270 bps Operating Margin* Expansion (last 5 years) SECULAR TREND DRIVERS Leading supplier of precise, robust, and customizable motion Operating Regions 4 OPCO PRESIDENT Dave Ebling FACTORY AUTOMATION COLLABORATIVE ROBOTICS AEROSPACE & DEFENSE MEDICAL * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions. MARKETS SERVED Market Position

OPCO PRESIDENT Rishi Bhatnagar

PORTESCAP AT-A-GLANCE

Highly Engineered Solutions for Miniature Motion Needs

Operating Margin* Expansion (last 5 years)	% Portfolio High Touch/ Highly Collaborative	Locations (India, US, Switzerland, China)
672 bps	>85%	4



Surgical Hand Tools



Medical Pumps



Industrial Power Tools

MARKETS SERVED



Defense



Robotics



Aerospace

MARKET LEADING POSITION

Surgical:
Arthroscopy, Stapling

Drug Delivery:
Mobile IntraVascular

Industrial Power Tools:
Pruning Shears

Cardiovascular:
Atherectomy

SECULAR TREND DRIVERS

- Minimally Invasive Surgeries, Total Cost Ownership
- Battery Technology Advancement
- Mobility, Point of Care shift
- Diabetes/Cardiovascular diseases Worldwide
- Unmanned, A.I.

* Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions.

125

In Custom Industrial Linear Actuators THOMSON AT-A-GLANCE 3% Revenue CAGR (last 5 years) Automation Hydraulic Conversion Digital Collaboration Linear Motion Optimized >40% Portfolio High Touch/ Highly Collaborative ABOVE INDUSTRY MARGINS OPCO PRESIDENT Scott Benigni #1 CONSTRUCTION AGRICULTURE RECREATIONAL MARINE AEROSPACE AND DEFENSE MEDICAL FACTORY AUTOMATION SECULAR TREND DRIVERS

3.4% Revenue CAGR (last 5 years) WARNER ELECTRIC AT-A-GLANCE World’s Leading Industrial Electric Clutch Brake Manufacturer 480 bps Operating Margin* Expansion (last 5 years) SECULAR TREND DRIVERS Material handling Electrification Robotics Global Regions 3 #1 or #2 Market Position IN PRIMARY SERVED MARKETS OPCO PRESIDENT Dave Ebling * Non-GAAP measure. Refer to Appendix for GAAP to Non-GAAP definitions. MARKETS SERVED

GAAP to NON-GAAP RECONCILIATIONS   With regard to our long-term financial goals, the Company is not providing a quantitative reconciliation for forward looking organic growth, operating income margin, adjusted EBITDA, net debt and free cash flow. The most directly comparable GAAP measures cannot be reliably predicted or estimated without unreasonable effort due to their dependence on future uncertainties, such as the adjustment for items as listed below. Additionally, information about other adjusting items that is currently not available to the Company could have a potentially unpredictable and potentially significant impact on its future GAAP financial results.   Organic sales in this presentation is calculated as net sales excluding the impact of foreign currency translation. Organic sales can be expressed as a dollar amount or a percentage rate when describing organic growth.   Non-GAAP Net Income and Non-GAAP Income From Operations exclude acquisition related amortization expense, acquisition related expense, acquisition related stock compensation expense, restructuring and consolidation costs, non-cash amortization of interest rate swap expense and other income or charges that management does not consider to be directly related to the Company’s core operating performance.   Non-GAAP operating income margin is calculated by dividing Non-GAAP income from operations by GAAP net sales. Non-GAAP adjusted EBITDA represents earnings before interest, taxes, depreciation, acquisition related amortization, acquisition related costs, restructuring costs, stock-based compensation, asset impairment and other income or charges that management does not consider to be directly related to the Company’s core operating performance.    Non-GAAP Free Cash Flow is calculated by deducting purchases of property, plant and equipment.    Non-GAAP Adjusted Free Cash Flow is calculated by adding back the payment for the interest rate swap settlement to Non-GAAP Free Cash Flow.    Net Debt is calculated by subtracting cash and cash equivalents from total gross debt. Non-GAAP Operating Working Capital is calculated by deducting accounts payable from net trade receivables plus inventories.

Appendix Non-GAAP Measures

Appendix Non-GAAP Measures

Appendix Non-GAAP Measures *Based upon management's estimate of acquired entities’ financial results for the years presented. The acquired entities’ pre-acquisition actual historical results have not been subject to an audit and cannot be verified at this point in time. Moreover, the non-GAAP adjusted EBITDA of the acquired entities in the year of acquisition cannot be reconciled to the corresponding audited GAAP measure because no such measure is available to management. Nonetheless, management believes that an estimate of the acquired entities’ Non-GAAP adjusted EBITDA is important to the Company's investors because it provides an estimated indication of the Company's potential ability to service debt and incur additional leverage, if any.

GAAP to NON-GAAP RECONCILIATIONS   With regard to our long-term financial goals, the Company is not providing a quantitative reconciliation for forward looking organic growth, operating income margin, adjusted EBITDA, net debt and free cash flow. The most directly comparable GAAP measures cannot be reliably predicted or estimated without unreasonable effort due to their dependence on future uncertainties, such as the adjustment for items as listed below. Additionally, information about other adjusting items that is currently not available to the Company could have a potentially unpredictable and potentially significant impact on its future GAAP financial results.   Organic sales in this presentation is calculated as net sales excluding the impact of foreign currency translation. Organic sales can be expressed as a dollar amount or a percentage rate when describing organic growth.   Non-GAAP Net Income and Non-GAAP Income From Operations exclude acquisition related amortization expense, acquisition related expense, acquisition related stock compensation expense, restructuring and consolidation costs, non-cash amortization of interest rate swap expense and other income or charges that management does not consider to be directly related to the Company’s core operating performance.   Non-GAAP operating income margin is calculated by dividing Non-GAAP income from operations by GAAP net sales. Non-GAAP adjusted EBITDA represents earnings before interest, taxes, depreciation, acquisition related amortization, acquisition related costs, restructuring costs, stock-based compensation, asset impairment and other income or charges that management does not consider to be directly related to the Company’s core operating performance.    Non-GAAP Free Cash Flow is calculated by deducting purchases of property, plant and equipment.    Non-GAAP Adjusted Free Cash Flow is calculated by adding back the payment for the interest rate swap settlement to Non-GAAP Free Cash Flow.    Net Debt is calculated by subtracting cash and cash equivalents from total gross debt. Non-GAAP Operating Working Capital is calculated by deducting accounts payable from net trade receivables plus inventories.

Appendix Non-GAAP Measures

Appendix Non-GAAP Measures

Appendix Non-GAAP Measures